MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
December 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Short-Term
Global Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #11634 -- 12/97

[RECYCLE LOGO] Printed on post-consumer recycled paper


MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

Important Tax
Information
(unaudited)

Of the monthly cash distributions paid by the Merrill Lynch Short-Term Global Income Fund, Inc. during the fiscal year ended December 31, 1997, 7.42% is characterized as return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 10.87% of the Fund's monthly cash distributions paid during the fiscal year ended December 31, 1997 was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

   For the                                      Percentage of
Quarter Ended                                Federal Obligations*

March 31, 1997                                      0%
June 30, 1997                                      26.91%
September 30, 1997                                  0%
December 31, 1997                                   2.28%

Finally, there were no long-term capital gains distributed by the Fund during the taxable year ended December 31, 1997.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury notes, US Treasury bills and US Treasury bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1997

DEAR SHAREHOLDER

Fiscal Year in Review
During the fiscal year ended December 31, 1997, Merrill Lynch Short-Term Global Fund, Inc. was overweighted in dollar bloc-bond markets, since they were trading at more attractive yields than other bond markets. In addition, we generally hedged the Fund's currency exposures back to the US dollar. These strategies enhanced the Fund's total returns in two ways. First, the US dollar remained strong relative to other currencies despite increased volatility. Second, the higher relative yields offered by the dollar bloc bond markets enhanced income.

The strength of the US economy and interest rate differentials favoring the US fixed-income market were significant fundamental factors holding the dollar at higher levels against the majority of global currencies. In addition, various comments by US Government officials demonstrated the Clinton Administration's preference for a stronger dollar.

Our fixed-income positions emphasized the short-term sectors of the markets in which we were invested. Approximately 80% of the Fund's net assets was invested in US bonds. In addition, we had exposures to the relatively high-yielding markets of Italy, New Zealand, the United Kingdom and Australia. We did not enter emerging Far Eastern markets because we believed depreciating currencies would be likely to force interest rates to higher levels prior to their reaching equilibrium levels. We maintained fully hedged positions in Canada, which created a strong income stream while limiting price volatility. We primarily kept the Fund's bond positions at the short-term area of the yield curves of higher-yielding countries.

Market Review
North America
The US Federal Reserve Board left short-term interest rates unchanged in the second half of 1997. Investors expected the US economy to moderate without further monetary restraint. In addition, with the White House and Congress agreeing to balance the budget by the year 2002, US bonds traded firmly throughout the year. Investors focused on reduced debt issuance by the Government and the drag of reduced public spending on the economy. The lack of any price pressures on consumers and producers also supported US markets.

In Canada, the lack of price pressures did not restrain the Bank of Canada from moving interest rates higher. With inflation remaining below 2%, the central bank reacted to the economy growing at a 4% rate year-on-year with new orders and shipments continuing at a record pace. As the central bank moved interest rates higher, it also warned investors of continuing tightening moves if the currency depreciated further.

Europe
Most European bond markets remained firm with long-term interest rates declining as inflation results continued to surprise on the downside. In Europe, consumer prices rose at a rate below 2% on an annualized basis and allowed longer-term bonds to remain firm. Similar inflation results caused monetary policy easing by the central banks of various countries such as France, Portugal, Italy and Spain, where short-term borrowing rates were reduced. However, as we ended December, European economies began to show signs of sustainable economic growth. In addition, signs of inflationary cycles bottoming have been evident in various Nordic countries, the United Kingdom and Germany. Any evidence of inflation exceeding 2% in Germany with continued weakness in the Deutschemark would be likely to bring a prompt response by the Bundesbank. Investor concerns became reality as the Bundesbank increased the repurchase rate to 3.3% in October and the United Kingdom moved rates to 7.25% in November. These actions were quickly forgotten as the Far East currency crisis negatively affected global stock markets and drove bond prices higher. Bond prices approached their yearly highs as we ended the period.

Discussions in Italy focused on participation in the European Monetary Union (EMU) and budgetary issues. Earlier in the year the EMU statistical office approved Italy's tax computation, which increased the government's chances of meeting the deficit/gross domestic product (GDP) requirement necessary for EMU participation. Various European leaders commented on Italy's prospects for EMU entry, and the Italian government reaffirmed its commitment to meeting EMU criteria. The Italian government's three-year economic and financial plan is intended to reduce the deficit by an additional 25 trillion Italian lira in 1998 and reduce the deficit/GDP ratio to 2.8%. Following political debate, the budget and preliminary agreement to reform pensions was agreed upon in October.

The European Union Commission (EUC) forecast that 13 of the 15 member states would meet the Maastricht Treaty budget deficit criteria in 1997, excluding Greece and Italy. However, it indicated that Germany and France risk exceeding the 3% deficit/GDP target, and forecast that Italy's deficit/GDP ratio would reach 3.9% in 1998. In addition, EUC Finance Ministers met to discuss the movement toward a single European currency. Attendants agreed to announce the Euro conversion rates at the time initial members are decided on in the spring of 1998. While no method of determination was agreed upon, preference was for existing European Rate Mechanism rates. It was agreed the bilateral exchange rates would be defended.

Pacific Basin
During the year, the New Zealand currency declined as Federal Reserve Board Governor Brash stated that the exchange rate had risen to undesirable levels. In addition, the Australian currency was under pressure as anticipation of continued interest rate declines became prevalent. We reduced our exposure to both these countries during the December quarter as spreads narrowed and the currencies came under pressure.

The emerging Asian currency crisis continued with the currencies of Thailand, Malaysia and Indonesia depreciating sharply. Investors continued to look to these governments to implement the policy reforms necessary to restore confidence. At the recent meeting of the Group of Seven Industrialized Nations, attendants agreed to monitor the recent developments in Southeast Asia and to assist nations in need. This was soon followed by financing packages to Indonesia, Thailand and South Korea. In general, we reduced the Fund's exposure to Far Eastern countries, in an effort to insulate the Fund from the currency turmoil.

Although the US dollar maintained its upward trend against the yen, US officials expressed concern over the Japanese economy and its trade imbalance. US Deputy Secretary Lawrence Summers stated that Japan's increasing current account surplus was still cause for concern and that investors remained worried about Japan's ability to boost domestic demand. In addition, US Treasury Secretary Rubin reiterated that a sustained increase in Japan's global trade surplus was not in the best interest of Japan or the rest of the world and that Japan must stimulate domestic demand. While difficulties in the Asian region have contributed to the volatility of the Japanese currency, it appears that the Japanese banking system and economy will be adversely affected. This is likely to keep the Japanese yen under pressure.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,


/S/ARTHUR ZEIKEL
Arthur Zeikel
President


/S/ALEX V. BOUZAKIS
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager


/S/EDWARD F. GOBORA
Edward F. Gobora
Vice President and
Portfolio Manager


/S/STEPHEN YARDLEY
Stephen Yardley
Vice President and
Portfolio Manager

February 17, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.
If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%.
These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                    % Return Without     % Return With
                                      Sales Charge       Sales Charge**
Class A Shares*
Year Ended 12/31/97                      +3.77%             -0.38%
Inception (10/21/94) through 12/31/97    +4.92              +3.59

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                      % Return          % Return
                                    Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/97                      +3.08%             -0.86%
Five Years Ended 12/31/97                +3.29              +3.29
Inception (8/3/90) through 12/31/97      +3.08              +3.08

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                      % Return          % Return
                                    Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/97                      +3.42%             +2.43%
Inception (10/21/94) through 12/31/97    +3.13              +3.13

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without     % Return With
                                      Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/97                      +3.77%             -0.38%
Five Years Ended 12/31/97                +3.84              +2.99
Inception (8/3/90) through 12/31/97      +3.66              +3.09

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.




Total Return Based on a $10,000 Investment

[GRAPHIC OMITTED: LINE CHART OF TOTAL RETURN ON A $10,000 INVESTMENT - CLASS A AND CLASS C SHARES]

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World
Government One-Three Year Bond Index. Beginning and ending values are:

                                     10/21/94**      12/97
ML Short-Term Global
Income Fund, Inc.+--
Class A Shares*                       $9,600        $11,194
ML Short-Term Global
Income Fund, Inc.+--
Class C Shares*                      $10,000        $11,033
ML Global Government Bond Index++    $10,000        $11,465
Salomon Brothers World Government
One-Three Year Bond Index+++         $10,000        $12,734


[GRAPHIC OMITTED: LINE CHART OF TOTAL RETURN ON A $10,000 INVESTMENT - CLASS B AND CLASS D SHARES]

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World
Government One-Three Year Bond Index. Beginning and ending values are:

                                      8/03/90**      12/97
ML Short-Term Global
Income Fund, Inc.+--
Class B Shares*                      $10,000        $12,524
ML Short-Term Global
Income Fund, Inc.+--
Class D Shares                        $9,600        $12,531
ML Global Government Bond Index++    $10,000        $16,757
Salomon Brothers World Government
One-Three Year Bond Index+++         $10,000        $16,532



  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 ** Commencement of operations.
  + ML Short-Term Global Income Fund, Inc. invests, under normal circumstances, in debt securities denominated in at least three different currencies, including the US dollar.
 ++ This unmanaged market Index is comprised of 189 global government bonds maturing in one to three years.
+++ This unmanaged market Index is comprised of 189 global government bonds maturing in one to three years hedged into US dollars. Performance data is as of October 31, 1994 for Class A and Class C Shares and July 31, 1990 for Class B and Class D Shares.



Performance
Summary --
Class A Shares

                                Net Asset Value          Capital Gains
Period Covered            Beginning         Ending        Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94        $8.11           $7.90              --            $0.103            -1.33%
1995                         7.90            7.91              --             0.537            +7.14
1996                         7.91            7.89              --             0.500            +6.29
1997                         7.89            7.76              --             0.419            +3.77
                                                                       Total $1.559
                                                     Cumulative total return as of 12/31/97:  +16.60%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Performance
Summary --
Class B Shares

                                Net Asset Value          Capital Gains
Period Covered            Beginning         Ending        Distributed     Dividends Paid*     % Change**
8/3/90 -- 12/31/90         $10.00           $9.93              --            $0.404            +3.40%
1991                         9.93            9.68              --             0.885            +6.63
1992                         9.68            8.69              --             0.687            -3.39
1993                         8.69            8.63              --             0.581            +6.15
1994                         8.63            7.89              --             0.463            -3.30
1995                         7.89            7.90              --             0.474            +6.31
1996                         7.90            7.81              --             0.438            +4.52
1997                         7.81            7.69              --             0.354            +3.08
                                                                       Total $4.286
                                                     Cumulative total return as of 12/31/97:  +25.24%**
 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance
Summary --
Class C Shares

                                Net Asset Value          Capital Gains
Period Covered            Beginning         Ending        Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94        $8.11           $7.89              --            $0.079            -1.74%
1995                         7.89            7.72              --             0.435            +3.48
1996                         7.72            7.67              --             0.422            +4.93
1997                         7.67            7.58              --             0.346            +3.42
                                                                       Total $1.282
                                                     Cumulative total return as of 12/31/97:  +10.33%**
 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance
Summary --
Class D Shares

                                Net Asset Value          Capital Gains
Period Covered            Beginning         Ending        Distributed     Dividends Paid*     % Change**
8/3/90 -- 12/31/90         $10.00           $9.93              --            $0.436            +3.73%
1991                         9.93            9.68              --             0.941            +7.23
1992                         9.68            8.70              --             0.735            -2.79
1993                         8.70            8.64              --             0.625            +6.69
1994                         8.64            7.89              --             0.506            -2.91
1995                         7.89            7.90              --             0.517            +6.87
1996                         7.90            7.81              --             0.480            +5.09
1997                         7.81            7.70              --             0.396            +3.77
                                                                       Total $4.636
                                                     Cumulative total return as of 12/31/97:  +30.52%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Recent
Performance
Results

                                                                                 12 Month     3 Month
                                           12/31/97      9/30/97    12/31/96     % Change     % Change
Class A Shares*                              $7.76        $7.77       $7.89          -1.65%    -0.13%
Class B Shares*                               7.69         7.70        7.81          -1.54     -0.13
Class C Shares*                               7.58         7.59        7.67          -1.17     -0.13
Class D Shares*                               7.70         7.70        7.81          -1.41      0.00
Class A Shares -- Total Return*                                                      +3.77(1)  +1.17(2)
Class B Shares -- Total Return*                                                      +3.08(3)  +0.97(4)
Class C Shares -- Total Return*                                                      +3.42(5)  +0.96(6)
Class D Shares -- Total Return*                                                      +3.77(7)  +1.24(8)
Class A Shares -- Standardized 30-day Yield   5.72%
Class B Shares -- Standardized 30-day Yield   5.13%
Class C Shares -- Standardized 30-day Yield   5.06%
Class D Shares -- Standardized 30-day Yield   5.45%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.419 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.113 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.354 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.095 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.346 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.093 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.396 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.107 per share ordinary income dividends.






                                                               Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS

                       Face      Maturity                                                       Interest        Value     Percent of
COUNTRIES             Amount       Date                          Issue                            Rate+       (Note 1a)   Net Assets

Canada    C$       2,888,000     8/01/99   Government of Canada (1)                               6.50%     $2,056,169         1.19%
                     500,000     2/01/00   Government of Canada (1)                               5.50         351,233         0.20
                   5,400,000    12/29/99   Kingdom of Sweden (1)                                  8.25       3,961,610         2.28
                   2,065,000    12/29/99   Toronto Dominion Australia (1)                         6.25       1,454,634         0.84
                                                                                                           -----------      -------
                                           Total Investments in Canada (Cost -- $7,914,704)                  7,823,646         4.51
                                                                                                          ============      =======
Germany   DM       4,500,000     5/15/00   Bundes Obligations (1)                                5.875       2,586,724         1.49
                   8,296,635     1/06/98   Grand Cayman, Time Deposit (2)                         3.25       4,612,317         2.65
                   4,653,457     1/13/98   Grand Cayman, Time Deposit (2)                         3.50       2,586,979         1.49
                                                                                                           -----------      -------
                                           Total Investments in Germany (Cost -- $9,816,887)                 9,786,020         5.63
                                                                                                          ============      =======
Italy     Lit  4,835,000,000    10/01/98   Buoni Poliennali del Tesoro
                                           (Italian Government Bonds) (1)                         9.00       2,806,388         1.62
                                                                                                           -----------      -------
                                           Total Investments in Italy (Cost -- $2,903,089)                   2,806,388         1.62
                                                                                                          ============      =======
New
Zealand   NZ$     15,135,000     1/07/98   New Zealand Treasury Bill (1)                          9.00       8,774,145         5.05
                                                                                                           -----------      -------
                                           Total Investments in New Zealand (Cost -- $9,475,170)             8,774,145         5.05
                                                                                                          ============      =======
United
Kingdom   [POUND]  2,135,000     8/10/99   Abbey National PLC (2)                                 6.00       3,447,123         1.98
                   1,300,000     2/25/00   Daimler Benz UK (2)                                    7.00       2,117,100         1.22
                                                                                                           -----------      -------
                                           Total Investments in the United Kingdom
                                           (Cost -- $5,549,954)                                              5,564,223         3.20
                                                                                                          ============      =======
United
States    US$      8,000,000     1/14/98   Alpine Securitization Co. (2)                          5.90       7,984,267         4.60
                   8,000,000     1/08/98   CXC Inc. (2)                                           5.70       7,992,400         4.60
                   8,000,000     1/06/98   Delaware Funding Corp. (2)                             5.83       7,994,818         4.60
                   4,000,000     1/15/98   Federal Home Loan Banks (3)                            5.58       3,991,940         2.30
                   3,000,000     1/14/98   Federal Home Loan Mortgage Corp. (3)                   5.62       2,994,380         1.73
                  11,190,000     1/16/98   Federal National Mortgage Association (3)              5.70      11,165,196         6.43
                  20,000,000     3/06/98   Federal National Mortgage Association (3)              5.58      19,802,200        11.40
                   2,324,000     1/02/98   General Motors Acceptance Corp. (2)                    6.75       2,324,000         1.34
                   5,126,000    12/03/98   Landesbank Rhein (2)                                   5.25       5,102,405         2.94
                   7,000,000     1/13/98   Lehman Brothers Holdings Inc. (2)                      5.90       6,987,381         4.02
                   8,000,000     1/23/98   Monte Rosa Capital Corp. (2)                           5.74       7,973,213         4.59
                   6,660,000     9/30/98   Novartis AG (2)                                        4.00       6,560,100         3.78
                   8,000,000     1/05/98   Old Line Funding Corp. (2)                             5.73       7,996,180         4.60
                   7,000,000     1/15/98   Park Avenue Receivables Corp. (2)                      5.75       6,985,465         4.02
                   7,000,000     1/14/98   Republic Industries, Inc. (2)                          5.75       6,986,583         4.02
                   8,500,000     1/15/98   Three Rivers Funding (2)                               6.00       8,481,583         4.88
                   8,000,000     1/12/98   Twin Towers Inc. (2)                                   5.82       7,987,067         4.60
                   8,000,000     1/29/98   Windmill Funding Corp. (2)                             5.95       7,964,300         4.59
                                                                                                           -----------      -------
                                           Total Investments in the United States
                                           (Cost -- $137,263,896)                                          137,273,478        79.04
                                                                                                          ============      =======
          Total Investments (Cost -- $172,923,700)                                                         172,027,900        99.05

          Unrealized Appreciation on Forward Foreign Exchange Contracts++                                      400,326         0.23

          Other Assets Less Liabilities                                                                      1,254,510         0.72
                                                                                                           -----------      -------
          Net Assets                                                                                      $173,682,736       100.00%
                                                                                                          ============      =======
    Corresponding industry groups for securities (percent of net assets):
(1) Sovereign Government Obligations -- 12.67%
(2) Financial Services -- 64.52%
(3) Sovereign/Regional Government Obligations -- Agency -- 21.86%
  + Commercial Paper and certain US Treasury and Foreign Treasury
    Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund.
    Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at December 31, 1997.
 ++ Forward foreign exchange contracts as of December 31, 1997 were as follows:

                                                        Unrealized
                            Expiration                 Appreciation
Foreign Currency Purchased     Date                     (Note 1d)
C$                  71,885   January 1998                   $258
                                                        --------
Total (US$ Commitment -- $50,000)                            258
                                                        --------
Foreign Currency Sold
C$          12,285,073       January 1998                 59,373
DM          17,573,644       January 1998                178,322
[POUND]      3,442,791       January 1998                 16,105
Lit      5,531,001,399       January 1998                 52,108
NZ$         14,826,078       January 1998                 94,160
                                                        --------
Total (US$ Commitment -- $36,137,894)                    400,068
                                                        --------
Total Unrealized Appreciation on
Forward Foreign Exchange Contracts -- Net               $400,326
                                                        ========



See Notes to Financial Statements.






                                                     Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1997

STATEMENT OF ASSETS AND LIABILITIES

                      As of December 31, 1997
Assets:               Investments, at value (identified cost -- $172,923,700) (Note 1a)                      $172,027,900
                      Unrealized appreciation on forward foreign exchange contracts
                      (Note 1d)                                                                                   400,326
                      Cash                                                                                            433
                      Foreign cash (Note 1c)                                                                    1,062,035
                      Receivables:
                      Capital shares sold                                                  $1,327,186
                      Interest                                                                535,180           1,862,366
                                                                                           ----------
                      Prepaid registration fees and other assets (Note 1g)                                        162,695
                                                                                                             ------------
                      Total assets                                                                            175,515,755
                                                                                                             ------------
Liabilities:          Payables:
                      Capital shares redeemed                                                 870,032
                      Dividends to shareholders (Note 1h)                                     443,574
                      Distributor (Note 2)                                                    110,102
                      Investment adviser (Note 2)                                              85,087           1,508,795
                                                                                           ----------
                      Accrued expenses and other liabilities                                                      324,224
                                                                                                             ------------
                      Total liabilities                                                                         1,833,019
                                                                                                             ------------
Net Assets:           Net assets                                                                             $173,682,736
                                                                                                             ============
Net Assets            Class A Shares of Common Stock, $0.10 par value,
Consist of:           1,000,000,000 shares authorized                                                                $226
                      Class B Shares of Common Stock, $0.10 par value,
                      1,000,000,000 shares authorized                                                           2,080,623
                      Class C Shares of Common Stock, $0.10 par value,
                      300,000,000 shares authorized                                                                 4,539
                      Class D Shares of Common Stock, $0.10 par value,
                      300,000,000 shares authorized                                                               171,821
                      Paid-in capital in excess of par                                                        219,462,991
                      Accumulated realized capital losses on investments and
                      foreign currency transactions -- net (Note 5)                                           (47,522,387)
                      Unrealized depreciation on investments and
                      foreign currency transactions -- net                                                       (515,077)
                                                                                                             ------------
                      Net assets                                                                             $173,682,736
                                                                                                             ============
Net Asset             Class A -- Based on net assets of $17,545 and 2,261 shares outstanding                        $7.76
                                                                                                             ============
Value:                Class B -- Based on net assets of $160,096,310 and 20,806,225 shares outstanding              $7.69
                                                                                                             ============
                      Class C -- Based on net assets of $344,060 and 45,390 shares outstanding                      $7.58
                                                                                                             ============
                      Class D -- Based on net assets of $13,224,821 and 1,718,210 shares outstanding                $7.70
                                                                                                             ============

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
Investment Income     Interest and discount earned (net of $19,646 foreign withholding tax)                   $13,145,034
(Notes 1e & 1f):

Expenses:             Account maintenance and distribution fees -- Class B (Note 2)                             1,468,174
                      Investment advisory fees (Note 2)                                                         1,164,296
                      Transfer agent fees -- Class B (Note 2)                                                     245,664
                      Accounting services (Note 2)                                                                105,556
                      Professional fees                                                                            86,434
                      Printing and shareholder reports                                                             61,101
                      Registration fees (Note 1g)                                                                  60,905
                      Custodian fees                                                                               54,629
                      Account maintenance fees -- Class D (Note 2)                                                 39,246
                      Directors' fees and expenses                                                                 36,670
                      Transfer agent fees -- Class D (Note 2)                                                      13,013
                      Account maintenance and distribution fees -- Class C (Note 2)                                 1,840
                      Transfer agent fees -- Class C (Note 2)                                                         193
                      Transfer agent fees -- Class A (Note 2)                                                           3
                      Other                                                                                         6,800
                                                                                                            -------------
                      Total expenses                                                                            3,344,524
                                                                                                            -------------
                      Investment income -- net                                                                  9,800,510
                                                                                                            -------------
Realized &            Realized loss from:
Unrealized Gain       Investments -- net                                               $(1,034,903)
(Loss) on             Foreign currency transactions -- net                                (332,144)            (1,367,047)
Investments &                                                                        -------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions -- Net   Investments -- net                                                (2,872,230)
(Notes 1c, 1d,        Foreign currency transactions -- net                                 782,244              (2,089,986)
1f & 3):                                                                             -------------           -------------
                      Net realized and unrealized loss of investments and
                      foreign currency transactions                                                             (3,457,033)
                                                                                                             =============
                      Net Increase in Net Assets Resulting from Operations                                      $6,343,477
                                                                                                             =============

                      See Notes to Financial Statements.





                                                         Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1997
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended December 31,
                       Increase (Decrease) in Net Assets:                                           1997             1996
Operations             Investment income -- net                                                   $9,800,510      $18,315,692
                       Realized loss on investments and foreign currency transactions -- net      (1,367,047)      (5,717,284)
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions -- net                                       (2,089,986)       1,758,809
                                                                                               -------------    -------------
                       Net increase in net assets resulting from operations                        6,343,477       14,357,217
                                                                                               -------------    -------------
Dividends &            Investment income -- net:
Distributions to       Class A                                                                          (262)          (2,092)
Shareholders           Class B                                                                    (8,318,276)     (14,841,426)
(Note 1h):             Class C                                                                        (9,502)          (3,463)
                       Class D                                                                      (745,677)      (1,135,414)
                       Return of capital -- net:
                       Class A                                                                           (21)            (305)
                       Class B                                                                      (666,283)      (2,166,725)
                       Class C                                                                          (761)            (506)
                       Class D                                                                       (59,728)        (165,761)
                                                                                               -------------    -------------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders                                              (9,800,510)     (18,315,692)
                                                                                               -------------    -------------
Capital Share          Net decrease in net assets derived from
Transactions           capital share transactions                                                (80,385,611)    (138,983,406)
(Note 4):                                                                                      -------------    -------------

Net Assets:            Total decrease in net assets                                              (83,842,644)    (142,941,881)
                       Beginning of year                                                         257,525,380      400,467,261
                                                                                               -------------    -------------
                       End of year                                                              $173,682,736     $257,525,380
                                                                                               =============    =============
                       See Notes to Financial Statements.







FINANCIAL HIGHLIGHTS


                                                                                         Class A

                       The following per share data and                                  For the                  For the
                       ratios have been derived                                          Period        For the    Period
                       from information provided in the                For the           Nov. 1,        Year      Oct. 21
                       financial statements.                         Year Ended          1995 to        Ended     1994+ to
                                                                     December 31,        Dec. 31,      Oct. 31,   Oct. 31,
                       Increase (Decrease) in Net Asset Value:     1997       1996++      1995++        1995++     1994++
Per Share              Net asset value, beginning of period         $7.89       $7.91       $7.93         $8.11       $8.11
Operating                                                       ---------   ---------   ---------     ---------   ---------
Performance:           Investment income -- net                       .42         .54         .09           .49         .01
                       Realized and unrealized loss on
                       investments and foreign currency
                       transactions -- net                           (.13)       (.06)       (.02)         (.12)         --
                                                                ---------   ---------   ---------     ---------   ---------

                       Total from investment operations               .29         .48         .07           .37         .01
                                                                ---------   ---------   ---------     ---------   ---------
                       Less dividends and distributions:
                       Investment income -- net                      (.39)       (.44)       (.09)         (.27)         --
                       Return of capital -- net                      (.03)       (.06)         --          (.28)       (.01)
                                                                ---------   ---------   ---------     ---------   ---------
                       Total dividends and distributions             (.42)       (.50)       (.09)         (.55)       (.01)
                                                                ---------   ---------   ---------     ---------   ---------
                       Net asset value, end of period               $7.76       $7.89       $7.91         $7.93       $8.11
                                                                =========   =========   =========     =========   =========
Total Investment       Based on net asset value per share            3.77%       6.29%        .92%++++     4.62%        .12%++++
Return:**                                                       =========   =========   =========     =========   =========

Ratios to Average      Expenses                                       .76%        .95%       1.02%*         .96%        .97%*
Net Assets:                                                     =========   =========   =========     =========   =========
                       Investment income -- net                      5.39%       6.45%       6.91%*        6.75%       6.28%*
                                                                =========   =========   =========     =========   =========

Supplemental           Net assets, end of period
Data:                  (in thousands)                                 $18          $3         $75           $66         $59
                                                                =========   =========   =========     =========   =========
                       Portfolio turnover                          287.81%     349.34%      25.09%       312.13%     259.50%
                                                                =========   =========   =========     =========   =========





                                                                                         Class B

                       The following per share data and                                  For the
                       ratios have been derived                                          Period
                       from information provided in the                For the           Nov. 1,
                       financial statements.                         Year Ended          1995 to           For the Year
                                                                     December 31,        Dec. 31,         Ended October 31,
                       Increase (Decrease) in Net Asset Value:     1997       1996++      1995++         1995++     1994++
Per Share              Net asset value, beginning of period         $7.81       $7.90       $7.93         $8.10       $8.65
Operating                                                       ---------   ---------   ---------     ---------   ---------
Performance:           Investment income -- net                       .35         .44         .08           .47         .50
                       Realized and unrealized loss on
                       investments and foreign currency
                       transactions -- net                           (.12)       (.09)       (.03)         (.15)       (.58)
                                                                ---------   ---------   ---------     ---------   ---------
                       Total from investment operations               .23         .35         .05           .32        (.08)
                                                                ---------   ---------   ---------     ---------   ---------
                       Less dividends and distributions:
                       Investment income -- net                      (.32)       (.38)       (.08)         (.24)         --
                       Return of capital -- net                      (.03)       (.06)         --          (.25)       (.47)
                                                                ---------   ---------   ---------     ---------   ---------
                       Total dividends and distributions             (.35)       (.44)       (.08)         (.49)       (.47)
                                                                ---------   ---------   ---------     ---------   ---------
                       Net asset value, end of period               $7.69       $7.81       $7.90         $7.93       $8.10
                                                                =========   =========   =========     =========   =========
Total Investment       Based on net asset value per share            3.08%       4.52%        .66%++++     3.96%      (1.02%)
Return:**                                                       =========   =========   =========     =========   =========

Ratios to Average      Expenses                                      1.62%       1.74%       1.80%*        1.73%       1.52%
Net Assets:                                                     =========   =========   =========     =========   =========
                       Investment income -- net                      4.59%       5.62%       6.13%*        5.95%       5.68%
                                                                =========   =========   =========     =========   =========
Supplemental           Net assets, end of period
Data:                  (in thousands)                            $160,096    $239,419    $376,049      $398,136    $750,750
                                                                =========   =========   =========     =========   =========
                       Portfolio turnover                          287.81%     349.34%      25.09%       312.13%     259.50%
                                                                =========   =========   =========     =========   =========


                     * Annualized.
                    ** Total investment returns exclude the effects of sales loads.
                     + Commencement of operations.
                    ++ Based on average shares outstanding.
                  ++++ Aggregate total investment return.
                       See Notes to Financial Statements.





FINANCIAL HIGHLIGHTS (concluded)


                                                                                         Class C

                       The following per share data and                                  For the                   For the
                       ratios have been derived                                          Period         For the    Period
                       from information provided in the                For the           Nov. 1,         Year      Oct. 21
                       financial statements.                         Year Ended          1995 to         Ended     1994+ to
                                                                     December 31,        Dec. 31,       Oct. 31,   Oct. 31,
                       Increase (Decrease) in Net Asset Value:     1997       1996++      1995++         1995++     1994++
Per Share              Net asset value, beginning of period         $7.67       $7.72       $7.74         $8.10       $8.11
Operating                                                       ---------   ---------   ---------     ---------   ---------
Performance:           Investment income -- net                       .35         .38         .08           .35         .01
                       Realized and unrealized loss on
                       investments and foreign currency
                       transactions -- net                           (.09)       (.01)       (.02)         (.28)       (.01)
                                                                ---------   ---------   ---------     ---------   ---------
                       Total from investment operations               .26         .37         .06           .07          --
                                                                ---------   ---------   ---------     ---------   ---------
                       Less dividends and distributions:
                       Investment income -- net                      (.32)       (.37)      (.08)          (.21)         --
                       Return of capital -- net                      (.03)       (.05)        --           (.22)       (.01)
                                                                ---------   ---------   ---------     ---------   ---------
                       Total dividends and distributions             (.35)       (.42)       (.08)         (.43)       (.01)
                                                                ---------   ---------   ---------     ---------   ---------
                       Net asset value, end of period               $7.58       $7.67       $7.72         $7.74       $8.10
                                                                =========   =========   =========     =========   =========
Total Investment       Based on net asset value per share            3.42%       4.93%        .78%++++      .89%        .00%++++
Return:**                                                       =========   =========   =========     =========   =========

Ratios to Average      Expenses                                      1.60%       1.73%       1.83%*        1.83%       2.14%*
Net Assets:                                                     =========   =========   =========     =========   =========
                       Investment income -- net                      4.46%       5.23%       6.09%*        5.99%       5.63%*
                                                                =========   =========   =========     =========   =========
Supplemental           Net assets, end of period
Data:                  (in thousands)                                $344        $155        $103          $109          $1
                                                                =========   =========   =========     =========   =========
                       Portfolio turnover                          287.81%     349.34%      25.09%       312.13%     259.50%
                                                                =========   =========   =========     =========   =========





                                                                                         Class D

                       The following per share data and                                  For the
                       ratios have been derived                                          Period
                       from information provided in the                For the           Nov. 1,
                       financial statements.                         Year Ended          1995 to           For the Year
                                                                     December 31,        Dec. 31,         Ended October 31,
                       Increase (Decrease) in Net Asset Value:     1997       1996++      1995++         1995++     1994++
Per Share              Net asset value, beginning of period         $7.81       $7.90       $7.93          $8.11      $8.66
Operating                                                       ---------   ---------   ---------      ---------  ---------
Performance:           Investment income -- net                       .40         .48         .09            .52        .54
                       Realized and unrealized loss on
                       investments and foreign currency
                       transactions -- net                           (.11)       (.09)       (.03)          (.17)      (.58)
                                                                ---------   ---------   ---------      ---------  ---------
                       Total from investment operations               .29         .39         .06            .35       (.04)
                                                                ---------   ---------   ---------      ---------  ---------
                       Less dividends and distributions:
                       Investment income -- net                      (.37)       (.42)       (.09)          (.26)        --
                       Return of capital -- net                      (.03)       (.06)         --           (.27)      (.51)
                                                                ---------   ---------   ---------      ---------  ---------
                       Total dividends and distributions             (.40)       (.48)       (.09)          (.53)      (.51)
                                                                ---------   ---------   ---------      ---------  ---------
                       Net asset value, end of period               $7.70       $7.81       $7.90         $7.93       $8.11
                                                                =========   =========   =========     =========   =========
Total Investment       Based on net asset value per share            3.77%       5.09%        .75%++++     4.40%       (.51%)
Return:**                                                       =========   =========   =========     =========   =========

Ratios to Average      Expenses                                      1.08%       1.20%       1.27%*        1.20%       1.01%
Net Assets:                                                     =========   =========   =========     =========   =========
                       Investment income -- net                      5.13%       6.13%       6.67%*        6.49%       6.19%
                                                                =========   =========   =========     =========   =========
Supplemental           Net assets, end of period
Data                   (in thousands)                             $13,225     $17,948     $24,240       $26,619     $48,879
                                                                =========   =========   =========     =========   =========

                       Portfolio turnover                          287.81%     349.34%      25.09%       312.13%     259.50%
                                                                =========   =========   =========     =========   =========
                     * Annualized.
                    ** Total investment returns exclude the effects of sales loads.
                     + Commencement of operations.
                    ++ Based on average shares outstanding.
                  ++++ Aggregate total investment return.
                       See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1997

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

(bullet) Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(bullet) Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(bullet) Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund for the years ended December 31, 1997 and December 31, 1996 are characterized as a return of capital.

(i) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $726,793 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended December 31, 1997, MLAM paid MLAM U.K. a fee of $105,912 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                 Account      Distribution
            Maintenance Fee       Fee

Class B          0.25%           0.50%
Class C          0.25%           0.55%
Class D          0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                  MLFD     MLPF&S

Class D           $51      $489

For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $81,011 relating to transactions in Class B Shares.

For the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $125 for providing security price quotations to compute the Fund's net asset value.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, MLAM U.K., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $177,524,006 and $235,978,255, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                    Realized           Unrealized
                                     Gains                Gains
                                    (Losses)            (Losses)
Investments:
Long-term                          $2,044,188           $(76,791)
Short-term                         (3,167,146)          (819,009)
Options written                        88,055                 --
                                -------------    ---------------
Total investments                  (1,034,903)          (895,800)
                                -------------    ---------------
Currency transactions:
Options purchased                    (250,766)                --
Options written                       241,028                 --
Forward foreign exchange
contracts                           6,149,485            400,326
Foreign currency transactions      (6,471,891)           (19,603)
                                -------------    ---------------
Total currency transactions          (332,144)          (380,723)
                                -------------    ---------------

Total                             $(1,367,047)         $(515,077)
                                =============    ===============

Transactions in options written for the year ended
December 31, 1997 were as follows:

                                   Nominal Value
                                     Covered by        Premiums
Call Options Written              Written Options      Received
Outstanding call options
written at beginning of year                 --               --
Options written                     771,289,660         $554,568
Options exercised                   (39,033,000)         (56,140)
Options closed                       (9,066,000)         (15,412)
Options expired                    (723,190,660)        (483,016)
                                  -------------   --------------
Outstanding call options written
at end of year                               --              $--
                                  =============   ==============

                                   Nominal Value
                                     Covered by        Premiums
Put Options Written               Written Options      Received
Outstanding put options
written at beginning of year          9,058,000           $6,341
Options written                     577,883,763          367,165
Options exercised                   (76,776,000)         (62,281)
Options expired                    (510,165,763)        (311,225)
                                  -------------   --------------
Outstanding put options written
at end of year                               --              $--
                                  =============   ==============

As of December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $906,937, of which $126,135 related to appreciated securities and $1,033,072 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $172,934,837.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $80,385,611 and $138,983,406, for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                             Dollar
Ended December 31, 1997                 Shares          Amount

Shares sold                               2,790          $21,716
Shares issued to shareholders in
reinvestment of dividends
and distributions                            37              259
                                  -------------   --------------
Total issued                              2,827           21,975
Shares redeemed                            (906)          (7,048)
                                  -------------   --------------
Net increase                              1,921          $14,927
                                  =============   ==============

Class A Shares for the Year                             Dollar
Ended December 31, 1996                 Shares          Amount

Shares sold                              13,395         $105,688
Shares issued to shareholders in
reinvestment of dividends
and distributions                           207              831
                                  -------------   --------------
Total issued                             13,602          106,519
Shares redeemed                         (22,814)        (178,935)
                                  -------------   --------------
Net decrease                             (9,212)        $(72,416)
                                  =============   ==============

Class B Shares for the Year                             Dollar
Ended December 31, 1997                 Shares          Amount

Shares sold                           5,543,706      $42,750,438
Shares issued to shareholders in
reinvestment of dividends
and distributions                       595,588        4,602,590
                                  -------------   --------------
Total issued                          6,139,294       47,353,028
Automatic conversion of shares         (143,168)      (1,108,763)
Shares redeemed                     (15,839,751)    (122,363,775)
                                  -------------   --------------
Net decrease                         (9,843,625)    $(76,119,510)
                                  =============   ==============

Class B Shares for the Year                             Dollar
Ended December 31, 1996                 Shares          Amount

Shares sold                             484,935       $3,805,839
Shares issued to shareholders in
reinvestment of dividends
and distributions                     1,105,083        8,669,991
                                  -------------   --------------
Total issued                          1,590,018       12,475,830
Automatic conversion of shares         (253,004)      (1,985,115)
Shares redeemed                     (18,275,411)    (143,419,152)
                                  -------------   --------------
Net decrease                        (16,938,397)   $(132,928,437)
                                  =============   ==============

Class C Shares for the Year                             Dollar
Ended December 31, 1997                 Shares          Amount

Shares sold                             983,199       $7,428,596
Shares issued to shareholders in
reinvestment of dividends                   378            3,167
                                  -------------   --------------
Total issued                            983,577        7,431,763
Shares redeemed                        (958,440)      (7,241,148)
                                  -------------   --------------
Net increase                             25,137         $190,615
                                  =============   ==============

Class C Shares for the Year                             Dollar
Ended December 31, 1996                Shares           Amount

Shares sold                              18,676         $144,329
Shares issued to shareholders in
reinvestment of dividends
and distributions                           226            1,217
                                  -------------   --------------
Total issued                             18,902          145,546
Shares redeemed                         (11,957)         (92,313)
                                  -------------   --------------
Net increase                              6,945          $53,233
                                  =============   ==============

Class D Shares for the Year                             Dollar
Ended December 31, 1997                 Shares          Amount

Shares sold                              76,707         $594,693
Shares issued to shareholders in
reinvestment of dividends                60,197          465,309
Automatic conversion of shares          143,133        1,108,763
                                  -------------   --------------
Total issued                            280,037        2,168,765
Shares redeemed                        (858,738)      (6,640,408)
                                  -------------   --------------
Net decrease                           (578,701)     $(4,471,643)
                                  =============   ==============

Class D Shares for the Year                             Dollar
Ended December 31, 1996                 Shares          Amount

Shares sold                             550,920       $4,350,585
Shares issued to shareholders in
reinvestment of dividends
and distributions                        93,940          737,010
Automatic conversion of shares          252,835        1,985,115
                                  -------------   --------------
Total issued                            897,695        7,072,710
Shares redeemed                      (1,667,413)     (13,108,496)
                                  -------------   --------------
Net decrease                           (769,718)     $(6,035,786)
                                  =============   ==============

5. Capital Loss Carryforward:
At December 31, 1997, the Fund had a capital loss carryforward of approximately $46,971,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004 and $1,376,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 19, 1998